Exhibit 4.2

Execution Version

SERIES 2026-1 SUPPLEMENT

among

LIGHTPATH FIBER ISSUER LLC

AND

THE ASSET ENTITIES PARTY HERETO,

AND

WILMINGTON TRUST, NATIONAL ASSOCIATION,

AS INDENTURE TRUSTEE

dated as of March 3, 2026

Secured Fiber Network Revenue Notes, Series 2026-1

i

SERIES 2026-1

SUPPLEMENT

THIS SERIES 2026-1 SUPPLEMENT (as amended, supplemented or otherwise modified and in effect from time to time, this “Series Supplement”), dated as of March 3, 2026, is entered into by and among (i) Lightpath Fiber Issuer LLC, a Delaware limited liability company, as the issuer (the “Issuer”), (ii) Lightpath Fiber Infrastructure LLC, a Delaware limited liability company (“Lightpath Fiber Infrastructure”), (iii) Lightpath of New England, LLC, a Delaware limited liability company (“Lightpath of New England”), (iv) Cambridge Network Solutions, LLC, a Massachusetts limited liability company (“Cambridge Network Solutions”), (v) CNS Network Solutions, LLC, a Massachusetts limited liability company (“CNS Network Solutions”), (vi) Cablevision Lightpath NJ LLC, a Delaware limited liability company (“Cablevision Lightpath NJ”), (vii) 4Connections LLC, a New Jersey limited liability company (“4Connections”), (viii) Cablevision Lightpath CT LLC, a Delaware limited liability company (“Cablevision Lightpath CT”), (ix) 319 Chestnut LLC, a Pennsylvania limited liability company (“319 Chestnut” and, together with Lightpath Fiber Infrastructure, Lightpath of New England, Cambridge Network Solutions, CNS Network Solutions, Cablevision Lightpath NJ, 4Connections, Cablevision Lightpath CT, and, together with any entity that becomes a party hereto after the date hereof as an Additional Asset Entity, the “Asset Entities”; the Issuer and the Asset Entities being referred to herein collectively as the “Obligors”), and (x) Wilmington Trust, National Association, as Indenture Trustee and not in its individual capacity and any successor thereto (in such capacity, the “Indenture Trustee”).

RECITALS

WHEREAS, the Obligors have entered into a Base Indenture, dated as of the date hereof (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Base Indenture”), among the Indenture Trustee and the Obligors;

WHEREAS, the Obligors desire to enter into this Series Supplement in order to issue a Series of Notes pursuant to Section 2.07 of the Base Indenture in accordance with the terms thereof;

WHEREAS, the Issuer represents that it has duly authorized the issuance of up to $2,002,000,000 aggregate initial principal amount of Secured Fiber Network Revenue Notes, Series 2026-1, comprised of the following four Classes of Notes: (i) up to $300,000,000 Secured Fiber Network Revenue Variable Funding Notes, Series 2026-1, Class A-1 (the “Series 2026-1 Class A-1-V Notes”), (ii) up to $45,000,000 of Secured Fiber Revenue Liquidity Funding Notes, Series 2026-1, Class A-1 (the “Series 2026-1 Class A-1-L Notes” and together with the Series 2026-1 Class A- 1-V Notes, the “Series 2026-1 Class A-1 Notes”), (iii) $1,527,000,000 initial principal amount of 5.597% Secured Fiber Network Revenue Notes, Series 2026-1, Class A-2 (the “Series 2026-1 Class A-2 Notes”), and (iv) $130,000,000 initial principal amount of 5.890% Secured Fiber Network Revenue Notes, Series 2026-1, Class B (the “Series 2026-1 Class B Notes” and together with the Series 2026-1 Class A-2 Notes, the “Series 2026-1 Term Notes”; the Series 2026-1 Term Notes together with the Series 2026-1 Class A-1 Notes, the “Series 2026-1 Notes”);

WHEREAS, each of the Series 2026-1 Notes constitutes a “Note” and, collectively, the Series 2026-1 Notes constitute a “Series” or “Series of Notes” as defined in the Base Indenture; and

WHEREAS, the Indenture Trustee has agreed to accept the trusts herein created upon the terms herein set forth.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions. All defined terms used herein and not defined herein (including in the recitals hereto) shall have the meaning ascribed to such terms or incorporated by reference in the Base Indenture, except as expressly set forth herein. In addition, the following terms have the following meanings in this Series Supplement unless the context clearly requires otherwise:

“Agent Members” means members of, or participants in, DTC, or a nominee thereof.

“Electronic Transmission” shall have the meaning ascribed to it in Section 5.07(b).

“Exchange” shall have the meaning ascribed to it in Section 2.04(a).

“Initial Payment Date” shall mean, with respect to the Series 2026-1 Term Notes, the Payment Date occurring in April 2026.

“Initial Purchasers” shall mean Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and Santander US Capital Markets LLC.

“Note Rate” shall mean, with respect to the Series 2026-1 Notes, the rate per annum at which interest accrues on the unpaid principal balance of each Class of Series 2026-1 Notes as set forth in Section 2.01(a).

“Offering Memorandum” shall mean the Offering Memorandum dated February 10, 2026, relating to the offering by the Issuer of the Series 2026-1 Term Notes.

“Par Call Amount” shall have the meaning ascribed to it in Section 4.02.

“Post-ARD Note Spread” shall, for each Class of Series 2026-1 Term Notes, be the spread per annum set forth in the table below:

Post-ARD Note
Class of Notes	Spread
Series 2026-1 Class A-2 Notes	1.950%
Series 2026-1 Class B Notes	2.250%

“Prepayment Consideration End Date” shall mean, the Payment Date in September 2029.

“Prepayment Consideration Period” shall mean, with respect to the Series 2026-1 Term Notes, the period from the Closing Date until (but not including) the Prepayment Consideration End Date.

“Qualified IPO” shall mean an initial public offering of the equity interests of any intermediate or ultimate parent of the Obligors.

“Rated Final Payment Date” shall mean, with respect to the Series 2026-1 Notes, the Series 2026-1 Rated Final Payment Date.

“Rating Agency” or “Rating Agencies” shall mean, in relation to the Series 2026-1 Notes issued pursuant to this Series Supplement, Fitch and KBRA.

“Rating Agency Confirmation” shall mean, with respect to any transaction or matter in question concerning the Series 2026-1 Term Notes, (i) 30 calendar days’ prior written notice by the Issuer to the Rating Agency or Rating Agencies then-appointed by the Issuer to rate the Series 2026-1 Term Notes (or such shorter period as may be agreed upon by such Rating Agency or Rating Agencies at its or their election) and (ii) confirmation from such Rating Agency or Rating Agencies that such transaction or matter will not result in a downgrade, qualification or withdrawal of the then-current rating of, such Class of Notes (or the placing of such Class of Notes on negative credit watch or ratings outlook in contemplation of any such action with respect thereto); provided, that each proviso to the definition of “Rating Agency Confirmation” in the Base Indenture shall also apply to this definition, mutatis mutandis.

“Series 2026-1 Class A-1 Notes” shall have the meaning ascribed to it in the recitals hereto.

“Series 2026-1 Class A-1-L Notes” shall have the meaning ascribed to it in the recitals hereto.

“Series 2026-1 Class A-1-L Notes Liquidity Funding Commitment Amount” shall have the meaning ascribed to it in the Series 2026-1 Liquidity Funding Note Purchase Agreement.

“Series 2026-1 Class A-1-V Notes” shall have the meaning ascribed to it in the recitals hereto.

“Series 2026-1 Class A-1-V Notes Maximum Principal Amount” shall have the meaning ascribed to it in the Series 2026-1 Variable Funding Note Purchase Agreement.

“Series 2026-1 Class A-2 Notes” shall have the meaning ascribed to it in the recitals hereto.

“Series 2026-1 Class B Notes” shall have the meaning ascribed to it in the recitals hereto.

“Series 2026-1 Closing Date” shall mean March 3, 2026. The “Closing Date” with respect to the Series 2026-1 Notes shall be the Series 2026-1 Closing Date.

“Series 2026-1 Liquidity Funding Note Purchase Agreement” for the Series 2026-1 Class A-1-L Notes shall mean the Class A-1-L Liquidity Funding Note Purchase Agreement, dated March 3, 2026, by and among the Issuer, the Asset Entities, the Manager and the Parent, certain financial institutions, each as an Investor, and Morgan Stanley Asset Funding, Inc., as the Series 2026-1 Class A-1-L Administrative Agent.

“Series 2026-1 Notes” shall have the meaning ascribed to it in the recitals hereto.

“Series 2026-1 Rated Final Payment Date” shall have the meaning ascribed to it in Section 2.01(c).

“Series 2026-1 Term Note Anticipated Repayment Date” shall have the meaning ascribed to it in Section 2.01(b). For purposes of the Base Indenture, the “Series 2026-1 Term Note Anticipated Repayment Date” shall be deemed to be the “Anticipated Repayment Date” with respect to the Series 2026-1 Term Notes.

“Series 2026-1 Term Notes” shall have the meaning ascribed to it in the recitals hereto.

“Series 2026-1 Variable Funding Note Anticipated Repayment Date” shall have the meaning ascribed to it in Section 2.01(b).

“Series 2026-1 Variable Funding Note Purchase Agreement” for the Series 2026-1 Class A-1-V Notes shall mean the Class A-1-V Note Purchase Agreement, dated March 3, 2026, by and among the Issuer, the Asset Entities, the Manager and the Parent, Morgan Stanley Asset Funding Inc., as the Series 2026-1 Class A-1-V Administrative Agent, Morgan Stanley Bank, N.A., as Letter of Credit Provider, certain conduit investors, and certain financial institutions, each as a Committed Note Purchaser. “Transfer” shall have the meaning ascribed to it in Section 2.04(a).

Section 1.02 Rules of Construction. Unless the context otherwise requires:

(a)         a term has the meaning assigned to it;

(b)         accounting terms not otherwise defined herein and accounting terms partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP as in effect from time to time;

(c)         “or” is not exclusive;

(d)         “including” means including without limitation;

(e)          words in the singular include the plural and words in the plural include the singular;

(f)          all references to “$” or “USD” are to United States dollars;

(g)         any agreement, instrument, regulation, directive or statute defined or referred to in this Series Supplement or in any instrument or certificate delivered in connection herewith means such agreement, instrument, regulation, directive or statute as from time to time amended, supplement or otherwise modified in accordance with the terms thereof and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein;

(h)         references to a Person are also to its permitted successors and assigns;

(i)          the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Series Supplement, shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement, and Section, Schedule and Exhibit references are to this Series Supplement unless otherwise specified;

(j)          whenever the phrase “in direct order of alphabetical designation” or “highest alphabetical designation” or a similar phrase is used herein, it shall be construed to mean beginning with the letter “A” and ending with the letter “Z”; and

(k)         whenever the phrase “in direct order of alphanumerical designation” or a similar phrase is used herein, it shall be construed to mean beginning with the letter “A” and the lowest numerical designation within such Class and ending with the letter “Z” and the highest numerical designation within such Class (e.g., A-1, then A-2, then B, then C).

In the event that any term or provision contained herein with respect to the Series 2026-1 Notes shall conflict with or be inconsistent with any term or provision contained in the Base Indenture, the terms and provisions of this Series Supplement shall govern.

ARTICLE II

SERIES 2026-1 NOTE DETAILS, DELIVERY AND FORM

Section 2.01 Series 2026-1 Note Details.

(a)         The Series 2026-1 Notes shall be issued in four Classes, having the Class and Series designation, Initial Class Principal Balance, Note Rates and initial ratings set forth below.

	Initial Class
	Principal			Rating
Class of Notes	Balance	Note Rate	Note Type	(Fitch / KBRA)
Series 2026-1, Class A-1-V	$6,087,883	(1)	Variable Funding Notes	A- / A-
Series 2026-1, Class A-1-L	$45,000,000	(2)	Liquidity Funding Notes	A- / A-
Series 2026-1, Class A-2	$1,527,000,000	5.597%	Term Notes	A- / A-
Series 2026-1, Class B	$130,000,000	5.890%	Term Notes	BBB- / BBB

(1)	The Note Rate for the Series 2026-1 Class A-1-V Notes shall be an amount equal to the Base Rate, CP Rate or Term SOFR (each as defined in the Series 2026-1 Variable Funding Note Purchase Agreement (or, following certain events, an alternative rate as determined in the manner provided in the Series 2026-1 Variable Funding Note Purchase Agreement), in each case, as determined in accordance with the Series 2026-1 Variable Funding Note Purchase Agreement. From and after the Series 2026-1 Closing Date, Series 2026-1 Class A-1 Undrawn Commitment Fees shall accrue on the Series 2026-1 Class A-1-V Notes as provided in the Series 2026-1 Variable Funding Note Purchase Agreement.

(2)	The Note Rate for the Series 2026-1 Class A-1-L Notes shall be the Prime Rate plus 3.00% as provided in the Series 2026-1 Liquidity Funding Note Purchase Agreement.

Accrued Note Interest with respect to the initial Interest Accrual Period for the Series 2026-1 Term Notes will be calculated by multiplying the applicable Note Rate by a fraction, the numerator of which is the number of days from and including the Series 2026-1 Closing Date to but excluding the Initial Payment Date and the denominator of which is 360. Accrued Note Interest with respect to each Interest Accrual Period for the Series 2026-1 Term Notes shall be calculated thereafter on a 30/360 Basis in the manner set forth in the definition of “Accrued Note Interest” in Section 1.01 of the Base Indenture.

Accrued Note Interest with respect to the initial Interest Accrual Period for the Series 2026-1 Class A-1 Notes shall be calculated in the manner set forth in the Series 2026-1 Variable Funding Note Purchase Agreement or the Series 2026-1 Liquidity Funding Note Purchase Agreement, as applicable.

(b)         The “Series 2026-1 Term Note Anticipated Repayment Date” is the Payment Date occurring in March 2031.

(c)         The “Series 2026-1 Variable Funding Note Anticipated Repayment Date” is the Payment Date occurring in March 2030, which date may be extended from time to time pursuant to Section 7.04 of the Series 2026-1 Variable Funding Note Purchase Agreement.

(d)         The “Series 2026-1 Rated Final Payment Date” for the Series 2026-1 Notes is the Payment Date occurring in March 2056.

(e)         There shall be no Targeted Amortization Amount with respect to the Series 2026-1 Term Notes.

(f)          The Series 2026-1 Class A-1-V Notes shall have a maximum principal balance equal to the Series 2026-1 Class A-1-V Notes Maximum Principal Amount.

(g)         The Series 2026-1 Class A-1-L Notes shall have a maximum principal balance equal to the Series 2026-1 Class A-1-L Notes Liquidity Funding Commitment Amount.

Section 2.02 Delivery of the Series 2026-1 Notes. Upon the execution and delivery of this Series Supplement, the Issuer shall execute and deliver the Series 2026-1 Notes (other than the Uncertificated Notes) to the Indenture Trustee and the Indenture Trustee shall, upon receipt of an Issuer Order, authenticate the Series 2026-1 Notes and deliver the Series 2026-1 Class A-1 Notes (other than the Uncertificated Notes) as directed by the Issuer and shall hold the Series 2026-1 Term Notes as agent for the Depositary under the Fast Automated Securities Transfer Program. The Series 2026-1 Class A-1 Notes may be issued, transferred and held as a Definitive Note or at the request of a Holder or transferee of the Series 2026-1 Class A-1 Notes, the Series 2026-1 Class A-1 Notes shall be issued in the form of Uncertificated Notes. With respect to any Uncertificated Note, the Indenture Trustee shall provide to the beneficial owner promptly after registration of the Uncertificated Note in the Note Register by the Note Registrar a Confirmation of Registration.

Section 2.03 Forms of Series 2026-1 Notes; Transfers.

(a)          The Series 2026-1 Term Notes shall be issued in the form of Book-Entry Notes in substantially the forms set forth in the Base Indenture, each with such variations, omissions and insertions as may be necessary. The Depository for the Series 2026-1 Term Notes shall be DTC. The Series 2026-1 Class A-1 Notes (other than any Uncertificated Notes) shall be issued in substantially the forms set forth attached hereto as Exhibit A, Exhibit B and Exhibit C.

(b)          None of the Obligors, the Guarantor, the Non-Securitization Entities, the Indenture Trustee, any Paying Agent, the Servicer, the Back-Up Manager or the Initial Purchasers shall have any responsibility or liability with respect to (i) any aspects of the records maintained by DTC or its nominee or any Agent Member relating to or for payments made thereby on account of beneficial interests in a Book-Entry Note or (ii) any records maintained by any Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.

Section 2.04 Deemed Representations. Each purchaser of Series 2026-1 Notes will be deemed to have represented and agreed as follows (terms used in this Section 2.05 that are defined in Rule 144A or Regulation S under the Securities Act are used herein as defined therein):

(a)          it is (A) (i) a Qualified Institutional Buyer, (ii) aware that the sale of the Series 2026-1 Notes to it is being made in reliance on Rule 144A and (iii) acquiring such Series 2026-1 Notes for its own account or for the account of another Qualified Institutional Buyer, as the case may be, (B) (i) an Institutional Accredited Investor, (ii) acquiring such Series 2026-1 Notes for its own account and (iii) does not intend to resell or distribute such Series 2026-1 Notes in any manner that would violate, or require registration under, Section 5 of the Securities Act, or, (C) (i) not a “U.S. person”, (ii) not acquiring such Series 2026-1 Notes for the account or benefit of a “U.S. person” and (iii) located outside of the United States;

(b)         it understands that (A) the Series 2026-1 Notes have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (B) none of the Indenture Trustee or the Note Registrar is obligated to register or qualify the Series 2026-1 Notes and (C) no interest in the Series 2026-1 Notes may be reoffered, resold, pledged or otherwise transferred unless (i) such Series 2026-1 Notes are registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws, (ii) (a) such interest is reoffered, resold, pledged or otherwise transferred (1) to a person whom the Noteholder desiring to effect such transfer reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, (2) to an Institutional Accredited Investor in a transaction exempt from the registration requirements of the Securities Act and the Noteholder desiring to effect such transfer has received a certificate from such Noteholder’s prospective transferee substantially in the form attached as the applicable exhibit to the Indenture, or (3) an “offshore transaction” satisfying the conditions of Rule 903 or Rule 904 of Regulation S, and (b) such interest is reoffered, resold, pledged or otherwise transferred in accordance with all applicable securities laws of the States of the United States, or (iii) the Note Registrar has received an opinion of counsel to the effect that such transfer may be made without registration under the Securities Act;

(c)          either (A) it is not, and is not investing on behalf of (i) a Benefit Plan Investor or (ii) Other Plan Laws or of a Plan Investor or (B) its purchase and holding of such Series 2026-1 Term Notes or any interest therein will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a similar violation of any applicable Other Plan Laws;

(d)          it has, independently and without reliance upon the Indenture Trustee or any other person, and based on such documents and information as it has deemed appropriate, made its own investment decision in respect of the Series 2026-1 Notes and it will, independently and without reliance upon the Indenture Trustee or any other person, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Indenture and in connection with the Series 2026-1 Notes; and

(e)          it has been furnished with all information regarding (a) the Series 2026-1 Notes and distributions thereon, (b) the Indenture and (c) all related matters, in each case that it has requested.

ARTICLE III

RESERVE ACCOUNTS; ALLOCATION OF PROCEEDS

Section 3.01 Prefunding; Yield Maintenance Reserve Account. There shall be no Prefunding Account with respect to the Series 2026-1 Term Notes and no Yield Maintenance Reserve Account shall be established with respect to the Series 2026-1 Term Notes.

Section 3.02 Allocations; Liquidity Reserve. On the Series 2026-1 Closing Date, (i) the net proceeds from the issuance and sale of the Series 2026-1 Notes shall be paid to, or at the direction of, the Issuer and (ii) the Issuer shall apply such net proceeds to, among other things, to make an initial deposit into the Liquidity Reserve Account in an amount equal to the Required Cash Liquidity Reserve Amount as of the first Payment Date following the Series 2026-1 Closing Date.

ARTICLE IV

RETAINED COLLECTIONS CONTRIBUTIONS

Section 4.01 Retained Collections Contributions; Prepayment Consideration.

For purposes of the Series 2026-1 Notes, a cash capital contribution made to an Obligor at any time by the Manager or an affiliate of the Manager shall not be deemed to be a Retained Collections Contribution if, as of the related deposit date into the Liquidity Reserve Account in accordance with Section 2.12(b) of the Base Indenture, (x) the aggregate Retained Collection Contributions deposited during the immediately preceding twelve month period would exceed the greater of (A) 7.5% of Annualized Net Operating Income as of the last day of the immediately preceding calendar month and (B) $18.0 million or (y) the aggregate Retained Collection Contributions since the Series 2026-1 Closing Date would exceed the greater of (A) 15% of Annualized Net Operating Income as of the last day of the immediately preceding calendar month and (B) $36.0 million.

Section 4.02 Prepayment Consideration; Par Call Amount.

Notwithstanding anything to the contrary in the Base Indenture, no Prepayment Consideration will be payable on the Series 2026-1 Term Notes in connection with any prepayments in full made in connection with a Qualified IPO, but solely with respect to the amount of principal of the Series 2026-1 Term Notes that is equal to 35% of the Class Principal Balance of the Series 2026-1 Term Notes as of the Series 2026-1 Closing Date (each such amount, the “Par Call Amount”).

With respect to a prepayment in full of the Series 2026-1 Notes in connection with a Qualified IPO, the amount set forth in clause (i)(x) of the definition of “Prepayment Consideration” shall be multiplied by a fraction not less than zero the numerator of which is (I) the outstanding Class Principal Balance of the Series 2026-1 Term Notes being prepaid minus (II) the Par Call Amount and the denominator of which is the Class Principal Balance of the Series 2026-1 Term Notes being prepaid.

ARTICLE V

GENERAL PROVISIONS

Section 5.01 Date of Execution. This Series Supplement for convenience and for the purpose of reference is dated as of March 3, 2026.

Section 5.02 Notices. Notices required to be given to the Rating Agencies by the Issuer, the Asset Entities or the Indenture Trustee shall be e-mailed (i) first (or simultaneously with second) to the Issuer, to be posted to the password protected internet website maintained by the Issuer for communication to the Rating Agencies pursuant to Rule 17g-5 under the Exchange Act and (ii) second to the following addresses: globalcrosssectorsf@fitchratings.com and abssurveillance@kbra.com.

Section 5.03 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS SERIES SUPPLEMENT.

Section 5.04 Submission to Jurisdiction. EACH OBLIGOR AND THE INDENTURE TRUSTEE IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THIS SERIES SUPPLEMENT.

Section 5.05 Waiver of Jury Trial. EACH OBLIGOR AND THE INDENTURE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SERIES SUPPLEMENT, THE SERIES 2026-1 NOTES, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

Section 5.06 Severability; Entire Agreement. In case any provision in this Series Supplement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Series Supplement supersedes all prior agreements between the parties and constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supersedes all prior agreements between the parties.

Section 5.07 Counterparts.

(a)          The parties may sign any number of copies of the Base Indenture and any Series Supplement. Each signed copy shall be an original, but all of them together represent the same agreement. The words “execution,” “execute”, “signed,” “signature,” “delivery,” and words of like import in or relating to the Base Indenture and any Series Supplement or any document to be signed in connection with the Base Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything herein to the contrary, the Indenture Trustee is not under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Indenture Trustee, pursuant to procedures approved by the Indenture Trustee. As used herein, “electronic signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.

(b)         For purposes of this Series Supplement or any other Transaction Documents, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Indenture Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Indenture Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Indenture Trustee, including, without limitation, the risk of the Indenture Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Indenture Trustee).

(c)          Any requirement in this Series Supplement that a document, including any Note, is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Series Supplement, any and all communications (both text and attachments) by or from the Indenture Trustee that the Indenture Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

(d)          Delivery of an executed counterpart of a signature page of this Series Supplement by Electronic Transmission shall be effective as delivery of a manually executed counterparty of this Series Supplement.

ARTICLE VI

APPLICABILITY OF INDENTURE

Section 6.01 Applicability. The provisions of the Base Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Series Supplement and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument. The representations, warranties and covenants contained in the Base Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Issuer, the Asset Entities and the Indenture Trustee have caused this Series Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

LIGHTPATH FIBER ISSUER LLC, as Issuer

By:	/s/ Rachel Stack
Name:	Rachel Stack
Title:	Chief Financial Officer

LIGHTPATH FIBER INFRASTRUCTURE LLC, as an Asset Entity

By:	/s/ Rachel Stack
Name:	Rachel Stack
Title:	Chief Financial Officer

LIGHTPATH OF NEW ENGLAND, LLC, as an Asset Entity

By:	/s/ Rachel Stack
Name:	Rachel Stack
Title:	Chief Financial Officer

CAMBRIDGE NETWORK SOLUTIONS, LLC, as an Asset Entity

By:	/s/ Rachel Stack
Name:	Rachel Stack
Title:	Chief Financial Officer

CNS NETWORK SOLUTIONS, LLC, as an Asset Entity

By:	/s/ Rachel Stack
Name:	Rachel Stack
Title:	Chief Financial Officer

[Signature Page to Series 2026-1 Supplement]

CABLEVISION LIGHTPATH NJ LLC, as an Asset Entity

By:	/s/ Rachel Stack
Name:	Rachel Stack
Title:	Chief Financial Officer

4CONNECTIONS LLC, as an Asset Entity

By:	/s/ Rachel Stack
Name:	Rachel Stack
Title:	Chief Financial Officer

CABLEVISION LIGHTPATH CT LLC, as an Asset Entity

By:	/s/ Rachel Stack
Name:	Rachel Stack
Title:	Chief Financial Officer

319 CHESTNUT LLC, as an Asset Entity

By:	/s/ Rachel Stack
Name:	Rachel Stack
Title:	Chief Financial Officer

CABLEVISION LIGHTPATH LLC, as an Asset Entity

By:	/s/ Rachel Stack
Name:
Title:

  [Signature Page to Series 2026-1 Supplement]

WILMINGTON TRUST, N.A., not in its individual capacity, but solely as Indenture Trustee

By:	/s/ Jonathan Muller
Name:	Jonathan Muller
Title:	Assistant Vice President

[Signature Page to Series 2026-1 Supplement]

EXHIBIT A

LIGHTPATH FIBER ISSUER LLC

SECURED FIBER NETWORK REVENUE NOTES, SERIES 2026-1, CLASS A-1-V

ADVANCE

This is one of a series of Secured Fiber Network Revenue Notes, Class A-1-V Advance, (collectively, the “Notes”), being issued by Lightpath Fiber Issuer LLC (the “Issuer”).

VARIABLE FUNDING NOTE

Note Rate:	Initial Class Principal Balance of the Class A-1-V
As provided in the Indenture	Advance Notes: up to $[•]

Closing Date:	Note Principal Balance of this Note as of the
March 3, 2026	Closing Date: $[•]

Initial Payment Date: April 27, 2026

Anticipated Repayment Date:	Servicer:
As provided in the Indenture	KeyBank, National Association

Rated Final Payment Date:	Indenture Trustee:
Payment Date in March 2056	Wilmington Trust, National Association

Note No.: [●]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF PARAGRAPH (1), (2), (3) OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT OR AN ENTITY OWNED ENTIRELY BY OTHER ENTITIES THAT FALL WITHIN SUCH PARAGRAPHS IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (3) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN REPRESENTS AND WARRANTS THAT EITHER (A) IT IS NOT, AND IS NOT INVESTING ON BEHALF OF, (I) A “BENEFIT PLAN INVESTOR” WITHIN THE MEANING OF THE U.S.

EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) AND THE REGULATIONS PROMULGATED THEREUNDER BY THE U.S. DEPARTMENT OF LABOR, AS MODIFIED BY SECTION 3(42) OF ERISA), OR (II) A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT WHICH IS SUBJECT TO THE PROVISIONS OF ANY U.S. OR NON-U.S. FEDERAL, STATE, LOCAL OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (COLLECTIVELY, “OTHER PLAN LAWS”) OR OF AN ENTITY WHOSE ASSETS ARE DEEMED TO CONSTITUTE THE ASSETS OF ANY OF THE FOREGOING DESCRIBED IN THIS CLAUSE (II) PURSUANT TO APPLICABLE LAW, OR (B) IT’S PURCHASE AND HOLDING OF THIS NOTE OR ANY INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION OF ANY APPLICABLE OTHER PLAN LAWS.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, CABLEVISION LIGHTPATH LLC, WILMINGTON TRUST, NATIONAL ASSOCIATION, KEYBANK, NATIONAL ASSOCIATION OR ANY OF THEIR RESPECTIVE AFFILIATES (OTHER THAN THE ISSUER, THE ASSET ENTITIES AND THE GUARANTOR). THE NOTES ARE NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR BY ANY OTHER PERSON OTHER THAN BY THE ASSET ENTITIES AND THE GUARANTOR.

THE OUTSTANDING NOTE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

This certifies that [___] is the registered owner of the percentage interest evidenced by this Note (obtained by dividing the principal amount of this Note (its “Note Principal Balance”) as of the Closing Date by the Initial Class Principal Balance of the Class of Notes to which this Note belongs specified above) in the Class A-1-V Notes of this Series (the “Percentage Interest”). The Notes were issued pursuant to the Base Indenture, dated as of March 3, 2026 (together with all modifications, supplements, amendments and restatements thereof, the “Indenture”), as supplemented by a Series Supplement relating to this Series, among the Issuer, the Asset Entities party thereto and Wilmington Trust, National Association, as indenture trustee and not in its individual capacity (in such capacity, together with its successors, the “Indenture Trustee”) and are subject to the Class A-1-V Note Purchase Agreement, dated as of March 3, 2026 (together with all modifications, supplements, amendments and restatements thereof, the “Class A-1-V Note Purchase Agreement”) among Issuer, the Asset Entities party thereto, Cablevision Lightpath LLC, certain conduit investors from time to time party thereto, certain financial institutions from time to time party thereto, certain funding agents from time to time party thereto and Morgan Stanley Asset Funding, Inc., as the Series 2026-1 Class A-1-V Administrative Agent, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Indenture and the Class A-1-V Note Purchase Agreement, to which Indenture and Class A-1-V Note Purchase Agreement the Holder of this Note by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Indenture, beginning on the initial Payment Date specified above, payments will be made on the 25th day of each calendar month or, if any such 25th day is not a Business Day, on the next succeeding Business Day (each a “Payment Date”) to the Person in whose name this Note is registered at the close of business on the last Business Day of the Collection Period with respect to such Payment Date occurs (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Note and the amount required to be paid to all the Holders of the Class of Notes of this Series to which this Note belongs on the applicable Payment Date pursuant to the Indenture. All payments made under the Indenture on this Note will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if this Noteholder shall have provided the Indenture Trustee with wiring instructions no later than five (5) Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of this Noteholder as it appears in the Note Register. Notwithstanding the foregoing, the final payment on this Note will be made in like manner, but only upon presentation and surrender of this Note at the offices of the Note Registrar or such other location specified in the notice to the Holder hereof of such final payment.

This Note shall accrue interest during each Interest Accrual Period on the Note Principal Balance of this Note immediately prior to the related Payment Date at a rate per actual annum equal to the Note Rate specified above. Interest on this Note shall be calculated on an Actual/360 Basis.

As provided in the Indenture, withdrawals from the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Noteholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Notes and the payment of interest on such advances and expenses.

Any payment to the Holder of this Note in reduction of the Note Principal Balance hereof is binding on such Holder and all future Holders of this Note and any Note issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such payment is made upon this Note.

This Note is issuable in fully-registered form only without coupons. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for new Notes of the same Class of the same Series in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer, sale, pledge or other disposition of any Note or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

If a transfer of any Note is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Notes), then such transfer shall not be registered by the Note Registrar unless the Note Registrar receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Noteholder desiring to effect such transfer substantially in the form attached as Exhibit B-4 to the Indenture, in the case of a transfer to a Qualified Institutional Buyer, or Exhibit B-5 to the Indenture, in the case of a transfer to an Institutional Accredited Investor, and a certificate from the prospective Transferee substantially in the form attached as Exhibit B-2 to the Indenture, in the case of a transfer to a Qualified Institutional Buyer, or Exhibit B-3 to the Indenture, in the case of a transfer to an Institutional Accredited Investor; or (ii) an Opinion of Counsel to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Issuer, the Servicer, the Indenture Trustee, the Manager or the Note Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Noteholder desiring to effect such transfer or such Noteholder’s prospective Transferee on which such Opinion of Counsel is based.

This Definitive Note may be exchanged for an interest in, or transferred to a transferee taking an interest in the form of an Uncertificated Note subject to the restrictions set forth in the Indenture and any Series Supplement.

None of the Issuer, the Indenture Trustee or the Note Registrar shall be obligated to register or qualify any Class of Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note or interest therein without registration or qualification. Any Noteholder or Note Owner desiring to effect a transfer, sale, pledge or other disposition of any Note or interest therein shall, and does hereby agree to, indemnify the Parent, the Guarantor, the Obligors, the Indenture Trustee, the Manager, the Servicer and the Note Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

No transfer of any Note or any interest therein shall be made to any Benefit Plan Investor or Plan Investor or to any Person who is directly or indirectly acquiring such Note on behalf of, as fiduciary of, as trustee of, or with the assets of, a Benefit Plan Investor or Plan Investor, except in each such case, in accordance with the provisions of Section 2.02(c) of the Indenture. Any attempted or purported transfer of a Note in violation of Section 2.02(c) of the Indenture will be null and void and vest no rights in any purported Transferee.

The Note Registrar shall not register the transfer of a Note that constitutes a Definitive Note or the transfer of an interest in an Uncertificated Note that following such purported transfer will constitute a Definitive Note, unless the Note Registrar has received from the prospective Transferee a certification that either:

(i) such prospective Transferee is not a Benefit Plan Investor or Plan Investor or any Person who is directly or indirectly acquiring or holding such Note or any interest therein on behalf of, as fiduciary of, as trustee of, or with assets of, any Benefit Plan Investor or Plan Investor; or

(ii) such purchase and holding of such Note or any interest therein will not result in a non-exempt prohibited transaction under Title I of ERISA or Section 4975 of the Code or a violation of any applicable Other Plan Law.

It is hereby acknowledged that either of the forms of certification attached to the Indenture as Exhibits B-2 and B-3 is acceptable for purposes of clauses (i) and (ii) of the preceding sentence.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Note Register upon surrender of this Note for registration of transfer at the offices of the Note Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require, and thereupon one or more new Notes of the same Class of the same Series in authorized denominations evidencing a like aggregate Percentage Interest will be issued to the designated transferee or transferees.

No service charge will be imposed for any transfer or exchange (or de-registration) of this Note, but the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange (or de-registration) of this Note.

The Issuer, the Servicer, the Indenture Trustee, the Note Registrar and any agent of the Issuer, the Servicer, the Indenture Trustee or the Note Registrar may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Issuer, the Servicer, the Indenture Trustee, the Note Registrar or any such agent shall be affected by notice to the contrary.

Each Holder of this Note, by accepting this Note, and each Note Owner of an interest in this Note, by accepting an ownership interest in this Note, hereby covenants and agrees that neither it nor the Indenture Trustee on behalf of it will at any time institute against the Issuer and/or the Asset Entities or the Guarantor, or join in any institution against the Issuer and/or the Asset Entities or the Guarantor of, any bankruptcy, reorganization, insolvency or similar proceedings, or other proceedings under any federal, state or foreign bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Transaction Documents.

Notwithstanding anything to the contrary in the Indenture or any Series Supplement, all obligations of the Issuer under this Note shall be deemed to be extinguished in the event that, at any time, the Issuer, the Guarantor and the Asset Entities have no assets (which shall include claims that may be asserted by the Issuer, the Guarantor and the Asset Entities with respect to contractual obligations of third parties to the Issuer, the Guarantor and the Asset Entities but which shall not include the proceeds of the issue of their Equity Interests). No further claims may be brought against any of the Obligors’ directors or officers or against their shareholders or members, as the case may be, for any such obligations, except in the case of fraud or actions taken in bad faith by such Persons.

Subject to certain terms and conditions set forth in the Indenture, the Obligations created by the Indenture shall terminate upon payment (or provision for payment) to the Noteholders of all amounts held by or on behalf of the Indenture Trustee and required under the Indenture to be so paid on the Payment Date following the final payment or other liquidation (or any advance with respect thereto) of the Notes.

The Base Indenture permits certain amendments to be made thereto without the consent of the Servicer, the Controlling Class Representative or any Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Base Indenture, any Series Supplement or the Notes, or waiver of compliance by the Issuer with any provision of the Indenture, any Series Supplement or the Notes, at any time by the Issuer with the consent of (a) the Servicer (who shall have no liability for consenting to or rejecting such Indenture Supplement, in the absence of its own gross negligence, bad faith, willful misconduct or fraudulent behavior) or (b) Noteholders representing more than 50% of the Class Principal Balance of each Class of Notes adversely affected thereby. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Unless the certificate of authentication hereon has been executed by the Note Registrar, by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or be valid for any purpose.

The registered Holder hereof, by its acceptance hereof, agrees that it will not have at any time recourse for payments hereunder against the Indenture Trustee, the Servicer or any Agents and Affiliates thereof.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS NOTE.

IN WITNESS WHEREOF, the Issuer has duly executed this Note.

LIGHTPATH FIBER ISSUER LLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1-V Notes referred to in the within-mentioned Indenture.

Dated: [●]

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Officer

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(please print or typewrite name and address including postal zip code of assignee)

the Secured Fiber Network Revenue Notes and hereby authorize(s) the registration of transfer of such interest to assignee on the Note Register.

I (we) further direct the Note Registrar to issue a new Secured Fiber Network Revenue Notes of the same Class and Series evidencing a like aggregate Percentage Interest to the above named assignee and deliver such Secured Fiber Network Revenue Notes to the following address:

Dated: [●]

Signature by or on behalf of Assignor

Signature Guaranteed

PAYMENT INSTRUCTIONS

The Assignee should include the following for purposes of payment:

Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ___________________________________________ for the account of _____________________________________.

Payments made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to ___________________________.

This information is provided by ____________________________, the Assignee named above, or ___________________________, as its agent.

EXHIBIT B

LIGHTPATH FIBER ISSUER LLC

SECURED FIBER NETWORK REVENUE NOTES, SERIES 2026-1, CLASS A-1-V L/C

This is one of a series of Secured Fiber Network Revenue Notes, Class A-1-V L/C, (collectively, the “Notes”), being issued by Lightpath Fiber Issuer LLC (the “Issuer”).

VARIABLE FUNDING NOTE

Note Rate:	Initial Class Principal Balance of the Class A-1-V
As provided in the Indenture	L/C Notes: up to $[•]

Closing Date: March 3, 2026	Note Principal Balance of this Note as of the
Closing Date: $[•]

Initial Payment Date: April 27, 2026

Anticipated Repayment Date:	Servicer:
As provided in the Indenture	KeyBank, National Association

Rated Final Payment Date:	Indenture Trustee:
Payment Date in March 2056	Wilmington Trust, National Association

Note No.: [●]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF PARAGRAPH (1), (2), (3) OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT OR AN ENTITY OWNED ENTIRELY BY OTHER ENTITIES THAT FALL WITHIN SUCH PARAGRAPHS IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (3) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN REPRESENTS AND WARRANTS THAT EITHER (A) IT IS NOT, AND IS NOT INVESTING ON BEHALF OF, (I) A “BENEFIT PLAN INVESTOR” WITHIN THE MEANING OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) AND THE REGULATIONS PROMULGATED THEREUNDER BY THE U.S. DEPARTMENT OF LABOR, AS MODIFIED BY SECTION 3(42) OF ERISA), OR (II) A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT WHICH IS SUBJECT TO THE PROVISIONS OF ANY U.S. OR NON-U.S. FEDERAL, STATE, LOCAL OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (COLLECTIVELY, “OTHER PLAN LAWS”) OR OF AN ENTITY WHOSE ASSETS ARE DEEMED TO CONSTITUTE THE ASSETS OF ANY OF THE FOREGOING DESCRIBED IN THIS CLAUSE (II) PURSUANT TO APPLICABLE LAW, OR (B) IT’S PURCHASE AND HOLDING OF THIS NOTE OR ANY INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION OF ANY APPLICABLE OTHER PLAN LAWS.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, CABLEVISION LIGHTPATH LLC, WILMINGTON TRUST, NATIONAL ASSOCIATION, KEYBANK, NATIONAL ASSOCIATION OR ANY OF THEIR RESPECTIVE AFFILIATES (OTHER THAN THE ISSUER, THE ASSET ENTITIES AND THE GUARANTOR). THE NOTES ARE NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR BY ANY OTHER PERSON OTHER THAN BY THE ASSET ENTITIES AND THE GUARANTOR.

THE OUTSTANDING NOTE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE. ALL LETTER OF CREDIT OBLIGATIONS RELATING TO LETTERS OF CREDIT ISSUED BY THE HOLDER OF THIS NOTE (WHETHER IN RESPECT OF ANY UNDRAWN PORTION OF THE SERIES 2026-1 VFN COMMITMENT OR UNREIMBURSED DRAWING UNDER A LETTER OF CREDIT) SHALL BE DEEMED TO BE PRINCIPAL OUTSTANDING UNDER THIS NOTE FOR ALL PURPOSES OF THE CLASS A-1-V NOTE PURCHASE AGREEMENT, THE INDENTURE AND THE OTHER TRANSACTION DOCUMENTS OTHER THAN, IN THE CASE OF ANY UNDRAWN PORTION OF THE SERIES 2026-1 VFN COMMITMENT, FOR THE PURPOSES OF ACCRUAL OF INTEREST.

This certifies that [___] is the registered owner of the percentage interest evidenced by this Note (obtained by dividing the principal amount of this Note (its “Note Principal Balance”) as of the Closing Date by the Initial Class Principal Balance of the Class of Notes to which this Note belongs specified above) in the Class A-1-V Notes of this Series (the “Percentage Interest”). The Notes were issued pursuant to the Base Indenture, dated as of March 3, 2026 (together with all modifications, supplements, amendments and restatements thereof, the “Indenture”), as supplemented by a Series Supplement relating to this Series, among the Issuer, the Asset Entities party thereto and Wilmington Trust, National Association, as indenture trustee and not in its individual capacity (in such capacity, together with its successors, the “Indenture Trustee”) and are subject to the Class A-1-V Note Purchase Agreement, dated as of March 3, 2026 (together with all modifications, supplements, amendments and restatements thereof, the “Class A-1-V Note Purchase Agreement”) among Issuer, the Asset Entities party thereto, Cablevision Lightpath LLC, certain conduit investors from time to time party thereto, certain financial institutions from time to time party thereto, certain funding agents from time to time party thereto and Morgan Stanley Asset Funding, Inc., as the Series 2026-1 Class A-1-V Administrative Agent, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Indenture and the Class A-1-V Note Purchase Agreement, to which Indenture and Class A-1-V Note Purchase Agreement the Holder of this Note by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Indenture, beginning on the initial Payment Date specified above, payments will be made on the 25th day of each calendar month or, if any such 25th day is not a Business Day, on the next succeeding Business Day (each a “Payment Date”) to the Person in whose name this Note is registered at the close of business on the last Business Day of the Collection Period with respect to such Payment Date occurs (the “Record Date”), in an amount equal to (x) the product of the Percentage Interest evidenced by this Note and the amount required to be paid to all the Holders of the Class of Notes of this Series to which this Note belongs on the applicable Payment Date and (y) Letter of Credit Fees (as such term is defined in the Indenture) pursuant to the Indenture. All payments made under the Indenture on this Note will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if this Noteholder shall have provided the Indenture Trustee with wiring instructions no later than five (5) Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of this Noteholder as it appears in the Note Register. Notwithstanding the foregoing, the final payment on this Note will be made in like manner, but only upon presentation and surrender of this Note at the offices of the Note Registrar or such other location specified in the notice to the Holder hereof of such final payment.

This Note shall accrue interest and fees during each Interest Accrual Period on the Note Principal Balance of this Note immediately prior to the related Payment Date at a rate per actual annum equal to the Note Rate specified above. Interest and fees on this Note shall be calculated on an Actual/360 Basis. All letter of credit Obligations relating to letters of credit issued by the Holder of this Note (whether in respect of any undrawn portion of the Series 2026-1 VFN Commitment or unreimbursed drawing under a letter of credit) shall be deemed to be principal outstanding under this Note for all purposes of the Class A-1-V Note Purchase Agreement, the Indenture and the other Transaction Documents other than, in the case of any undrawn portion of the Series 2026-1 VFN Commitment, for the purposes of accrual of interest.

As provided in the Indenture, withdrawals from the Liquidity Reserve Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Noteholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Notes and the payment of interest on such advances and expenses.

Any payment to the Holder of this Note in reduction of the Note Principal Balance hereof is binding on such Holder and all future Holders of this Note and any Note issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such payment is made upon this Note.

This Note is issuable in fully-registered form only without coupons. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for new Notes of the same Class of the same Series in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer, sale, pledge or other disposition of any Note or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

If a transfer of any Note is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Notes), then such transfer shall not be registered by the Note Registrar unless the Note Registrar receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Noteholder desiring to effect such transfer substantially in the form attached as Exhibit B-4 to the Indenture, in the case of a transfer to a Qualified Institutional Buyer, or Exhibit B-5 to the Indenture, in the case of a transfer to an Institutional Accredited Investor, and a certificate from the prospective Transferee substantially in the form attached as Exhibit B-2 to the Indenture, in the case of a transfer to a Qualified Institutional Buyer, or Exhibit B -3 to the Indenture, in the case of a transfer to an Institutional Accredited Investor; or (ii) an Opinion of Counsel to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Issuer, the Servicer, the Indenture Trustee, the Manager or the Note Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Noteholder desiring to effect such transfer or such Noteholder’s prospective Transferee on which such Opinion of Counsel is based.

This Definitive Note may be exchanged for an interest in, or transferred to a transferee taking an interest in the form of an Uncertificated Note subject to the restrictions set forth in the Indenture and any Series Supplement.

None of the Issuer, the Indenture Trustee or the Note Registrar shall be obligated to register or qualify any Class of Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note or interest therein without registration or qualification. Any Noteholder or Note Owner desiring to effect a transfer, sale, pledge or other disposition of any Note or interest therein shall, and does hereby agree to, indemnify the Parent, the Guarantor, the Obligors, the Indenture Trustee, the Manager, the Servicer and the Note Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

No transfer of any Note or any interest therein shall be made to any Benefit Plan Investor or Plan Investor or to any Person who is directly or indirectly acquiring such Note on behalf of, as fiduciary of, as trustee of, or with the assets of, a Benefit Plan Investor or Plan Investor, except in each such case, in accordance with the provisions of Section 2.02(c) of the Indenture. Any attempted or purported transfer of a Note in violation of Section 2.02(c) of the Indenture will be null and void and vest no rights in any purported Transferee.

The Note Registrar shall not register the transfer of a Note that constitutes a Definitive Note or the transfer of an interest in an Uncertificated Note that following such purported transfer will constitute a Definitive Note, unless the Note Registrar has received from the prospective Transferee a certification that either:

(i) such prospective Transferee is not a Benefit Plan Investor or Plan Investor or any Person who is directly or indirectly acquiring or holding such Note or any interest therein on behalf of, as fiduciary of, as trustee of, or with assets of, any Benefit Plan Investor or Plan Investor; or

(ii) such purchase and holding of such Note or any interest therein will not result in a non-exempt prohibited transaction under Title I of ERISA or Section 4975 of the Code or a violation of any applicable Other Plan Law.

It is hereby acknowledged that either of the forms of certification attached to the Indenture as Exhibits B-2 and B-3 is acceptable for purposes of clauses (i) and (ii) of the preceding sentence.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Note Register upon surrender of this Note for registration of transfer at the offices of the Note Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require, and thereupon one or more new Notes of the same Class of the same Series in authorized denominations evidencing a like aggregate Percentage Interest will be issued to the designated transferee or transferees.

No service charge will be imposed for any transfer or exchange (or de-registration) of this Note, but the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange (or de-registration) of this Note.

The Issuer, the Servicer, the Indenture Trustee, the Note Registrar and any agent of the Issuer, the Servicer, the Indenture Trustee or the Note Registrar may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Issuer, the Servicer, the Indenture Trustee, the Note Registrar or any such agent shall be affected by notice to the contrary.

Each Holder of this Note, by accepting this Note, and each Note Owner of an interest in this Note, by accepting an ownership interest in this Note, hereby covenants and agrees that neither it nor the Indenture Trustee on behalf of it will at any time institute against the Issuer and/or the Asset Entities or the Guarantor, or join in any institution against the Issuer and/or the Asset Entities or the Guarantor of, any bankruptcy, reorganization, insolvency or similar proceedings, or other proceedings under any federal, state or foreign bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Transaction Documents.

Notwithstanding anything to the contrary in the Indenture or any Series Supplement, all obligations of the Issuer under this Note shall be deemed to be extinguished in the event that, at any time, the Issuer, the Guarantor and the Asset Entities have no assets (which shall include claims that may be asserted by the Issuer, the Guarantor and the Asset Entities with respect to contractual obligations of third parties to the Issuer, the Guarantor and the Asset Entities but which shall not include the proceeds of the issue of their Equity Interests). No further claims may be brought against any of the Obligors’ directors or officers or against their shareholders or members, as the case may be, for any such obligations, except in the case of fraud or actions taken in bad faith by such Persons.

Subject to certain terms and conditions set forth in the Indenture, the Obligations created by the Indenture shall terminate upon payment (or provision for payment) to the Noteholders of all amounts held by or on behalf of the Indenture Trustee and required under the Indenture to be so paid on the Payment Date following the final payment or other liquidation (or any advance with respect thereto) of the Notes.

The Base Indenture permits certain amendments to be made thereto without the consent of the Servicer, the Controlling Class Representative or any Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Base Indenture, any Series Supplement or the Notes, or waiver of compliance by the Issuer with any provision of the Indenture, any Series Supplement or the Notes, at any time by the Issuer with the consent of (a) the Servicer (who shall have no liability for consenting to or rejecting such Indenture Supplement, in the absence of its own gross negligence, bad faith, willful misconduct or fraudulent behavior) or

(b) Noteholders representing more than 50% of the Class Principal Balance of each Class of Notes adversely affected thereby. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Unless the certificate of authentication hereon has been executed by the Note Registrar, by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or be valid for any purpose.

The registered Holder hereof, by its acceptance hereof, agrees that it will not have at any time recourse for payments hereunder against the Indenture Trustee, the Servicer or any Agents and Affiliates thereof.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS NOTE.

IN WITNESS WHEREOF, the Issuer has duly executed this Note.

LIGHTPATH FIBER ISSUER LLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1-V Notes referred to in the within-mentioned Indenture.

Dated: [●]

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Officer

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(please print or typewrite name and address including postal zip code of assignee)

the Secured Fiber Network Revenue Notes and hereby authorize(s) the registration of transfer of such interest to assignee on the Note Register.

I (we) further direct the Note Registrar to issue a new Secured Fiber Network Revenue Notes of the same Class and Series evidencing a like aggregate Percentage Interest to the above named assignee and deliver such Secured Fiber Network Revenue Notes to the following address: ______________________________________________________________________________________________________

Dated: [●]

Signature by or on behalf of Assignor

Signature Guaranteed

PAYMENT INSTRUCTIONS

The Assignee should include the following for purposes of payment:

Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ___________________________________________ for the account of _____________________________________.

Payments made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to ___________________________.

This information is provided by ____________________________, the Assignee named above, or ___________________________, as its agent.

EXHIBIT C

LIGHTPATH FIBER ISSUER LLC

SECURED FIBER NETWORK REVENUE NOTES, SERIES 2026-1, CLASS A-1-L

This is one of a series of Secured Fiber Network Revenue Notes, Class A-1-L, (collectively, the “Notes”), being issued by Lightpath Fiber Issuer LLC (the “Issuer”).

LIQUIDITY FUNDING NOTE

Note Rate:	Initial Class Principal Balance of the Class
As provided in the Indenture	A-1-L Notes: up to $[•]

Closing Date: March 3, 2026	Class Principal Balance of this Note as of
the Closing Date: $[•]

Initial Payment Date: April 27, 2026	Servicer:
KeyBank National Association

Rated Final Payment Date: Payment Date in	Indenture Trustee:
March 2056	Wilmington Trust, National Association

Note No.: [●]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF PARAGRAPH (1), (2), (3) OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT OR AN ENTITY OWNED ENTIRELY BY OTHER ENTITIES THAT FALL WITHIN SUCH PARAGRAPHS IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (3) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN REPRESENTS AND WARRANTS THAT EITHER (A) IT IS NOT, AND IS NOT INVESTING ON BEHALF OF, (I) A “BENEFIT PLAN INVESTOR” WITHIN THE MEANING OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) AND THE REGULATIONS PROMULGATED THEREUNDER BY THE U.S. DEPARTMENT OF LABOR, AS MODIFIED BY SECTION 3(42) OF ERISA), OR (II) A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT WHICH IS SUBJECT TO THE PROVISIONS OF ANY U.S. OR NON-U.S. FEDERAL, STATE, LOCAL OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (COLLECTIVELY, “OTHER PLAN LAWS”) OR OF AN ENTITY WHOSE ASSETS ARE DEEMED TO CONSTITUTE THE ASSETS OF ANY OF THE FOREGOING DESCRIBED IN THIS CLAUSE (II) PURSUANT TO APPLICABLE LAW, OR (B) IT’S PURCHASE AND HOLDING OF THIS NOTE OR ANY INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION OF ANY APPLICABLE OTHER PLAN LAWS.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, CABLEVISION LIGHTPATH LLC, WILMINGTON TRUST, NATIONAL ASSOCIATION, KEYBANK, NATIONAL ASSOCIATION OR ANY OF THEIR RESPECTIVE AFFILIATES (OTHER THAN THE ISSUER, THE ASSET ENTITIES AND THE GUARANTOR). THE NOTES ARE NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR BY ANY OTHER PERSON OTHER THAN BY THE ASSET ENTITIES AND THE GUARANTOR.

THE OUTSTANDING CLASS PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

This certifies that [__] is the registered owner of the percentage interest evidenced by this Note (obtained by dividing the principal amount of this Note (its “Class Principal Balance”) as of the Closing Date by the Initial Class Principal Balance of the Class of Notes to which this Note belongs specified above) in the Class A-1-L Notes of this Series (the “Percentage Interest”). The Notes were issued pursuant to the Base Indenture, dated as of March 3, 2026 (together with all modifications, supplements, amendments and restatements thereof, the “Indenture”), as supplemented by a Series Supplement relating to this Series, among the Issuer, the Asset Entities party thereto and Wilmington Trust, National Association, as indenture trustee and not in its individual capacity (in such capacity, together with its successors, the “Indenture Trustee”) and are subject to the Class A-1-L Note Purchase Agreement, dated as of March 3, 2026 (together with all modifications, supplements, amendments and restatements thereof, the “Class A-1-L Note Purchase Agreement”) among Issuer, the Asset Entities party thereto, Cablevision Lightpath, LLC, certain investors from time to time party thereto, and Morgan Stanley Asset Funding, Inc. as the Series 2026-1 Class A-1-L Administrative Agent, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Indenture and the Class A-1-L Note Purchase Agreement, to which Indenture and Class A-1-L Note Purchase Agreement the Holder of this Note by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Indenture, beginning on the initial Payment Date specified above, payments will be made on the 25th day of each calendar month or, if any such 25th day is not a Business Day, on the next succeeding Business Day (each a “Payment Date”) to the Person in whose name this Note is registered at the close of business on the last Business Day of the Collection Period with respect to such Payment Date occurs (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Note and the amount required to be paid to all the Holders of the Class of Notes of this Series to which this Note belongs on the applicable Payment Date pursuant to the Indenture. All payments made under the Indenture on this Note will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if this Noteholder shall have provided the Indenture Trustee with wiring instructions no later than five (5) Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments). Notwithstanding the foregoing, the final payment on this Note will be made in like manner, but only upon presentation and surrender of this Note at the offices of the Note Registrar or such other location specified in the notice to the Holder hereof of such final payment.

This Note shall accrue interest during each Interest Accrual Period on the Class Principal Balance of this Note immediately prior to the related Payment Date at a rate per actual annum equal to the Note Rate specified above. Interest on this Note shall be calculated on an Actual/360 Basis.

As provided in the Indenture, withdrawals from the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Noteholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Notes and the payment of interest on such advances and expenses.

Any payment to the Holder of this Note in reduction of the Class Principal Balance hereof is binding on such Holder and all future Holders of this Note and any Note issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such payment is made upon this Note.

This Note is issuable in fully-registered form only without coupons. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for new Notes of the same Class of the same Series in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer, sale, pledge or other disposition of any Note or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

If a transfer of any Note is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Notes), then such transfer shall not be registered by the Note Registrar unless the Note Registrar receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Noteholder desiring to effect such transfer substantially in the form attached as Exhibit B-4 to the Indenture, in the case of a transfer to a Qualified Institutional Buyer, or Exhibit B-5 to the Indenture, in the case of a transfer to an Institutional Accredited Investor, and a certificate from the prospective Transferee substantially in the form attached as Exhibit B-2 to the Indenture, in the case of a transfer to a Qualified Institutional Buyer, or Exhibit B-3 to the Indenture, in the case of a transfer to an Institutional Accredited Investor; or (ii) an Opinion of Counsel to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Issuer, the Servicer, the Indenture Trustee, the Manager or the Note Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Noteholder desiring to effect such transfer or such Noteholder’s prospective Transferee on which such Opinion of Counsel is based.

This Definitive Note may be exchanged for an interest in, or transferred to a transferee taking an interest in the form of an Uncertificated Note subject to the restrictions set forth in the Indenture and any Series Supplement.

None of the Issuer, the Indenture Trustee or the Note Registrar shall be obligated to register or qualify any Class of Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note or interest therein without registration or qualification. Any Noteholder or Note Owner desiring to effect a transfer, sale, pledge or other disposition of any Note or interest therein shall, and does hereby agree to, indemnify the Parent, the Guarantor, the Obligors, the Indenture Trustee, the Manager, the Servicer and the Note Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

No transfer of any Note or any interest therein shall be made to any Benefit Plan Investor or Plan Investor or to any Person who is acquiring such Note on behalf of, as fiduciary of, as trustee of, or with the assets of, a Benefit Plan Investor or Plan Investor, except in each such case, in accordance with the provisions of Section 2.02(c) of the Indenture. Any attempted or purported transfer of a Note in violation of Section 2.02(c) of the Indenture will be null and void and vest no rights in any purported Transferee.

The Note Registrar shall not register the transfer of a Note that constitutes a Definitive Note or the transfer of an interest in an Uncertificated Note that following such purported transfer will constitute a Definitive Note, unless the Note Registrar has received from the prospective Transferee a certification that it is not, and it is not investing on behalf of, a Benefit Plan Investor or a Plan Investor.

It is hereby acknowledged that either of the forms of certification attached to the Indenture as Exhibits B-2 and B-3 is acceptable for purposes of clauses (i) and (ii) of the preceding sentence.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Note Register upon surrender of this Note for registration of transfer at the offices of the Note Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require, and thereupon one or more new Notes of the same Class of the same Series in authorized denominations evidencing a like aggregate Percentage Interest will be issued to the designated transferee or transferees.

No service charge will be imposed for any transfer or exchange (or de-registration) of this Note, but the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange (or de-registration) of this Note.

The Issuer, the Servicer, the Indenture Trustee, the Note Registrar and any agent of the Issuer, the Servicer, the Indenture Trustee or the Note Registrar may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Issuer, the Servicer, the Indenture Trustee, the Note Registrar or any such agent shall be affected by notice to the contrary.

Each Holder of this Note, by accepting this Note, and each Note Owner of an interest in this Note, by accepting an ownership interest in this Note, hereby covenants and agrees that neither it nor the Indenture Trustee on behalf of it will at any time institute against the Issuer and/or the Asset Entities or the Guarantor, or join in any institution against the Issuer and/or the Asset Entities or the Guarantor of, any bankruptcy, reorganization, insolvency or similar proceedings, or other proceedings under any federal, state or foreign bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Transaction Documents.

Notwithstanding anything to the contrary in the Indenture or any Series Supplement, all obligations of the Issuer under this Note shall be deemed to be extinguished in the event that, at any time, the Issuer, the Guarantor and the Asset Entities have no assets (which shall include claims that may be asserted by the Issuer, the Guarantor and the Asset Entities with respect to contractual obligations of third parties to the Issuer, the Guarantor and the Asset Entities but which shall not include the proceeds of the issue of their Equity Interests). No further claims may be brought against any of the Obligors’ directors or officers or against their shareholders or members, as the case may be, for any such obligations, except in the case of fraud or actions taken in bad faith by such Persons.

Subject to certain terms and conditions set forth in the Indenture, the Obligations created by the Indenture shall terminate upon payment (or provision for payment) to the Noteholders of all amounts held by or on behalf of the Indenture Trustee and required under the Indenture to be so paid on the Payment Date following the final payment or other liquidation (or any advance with respect thereto) of the Notes.

The Base Indenture permits certain amendments to be made thereto without the consent of the Servicer, the Controlling Class Representative or any Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Base Indenture, any Series Supplement or the Notes, or waiver of compliance by the Issuer with any provision of the Indenture, any Series Supplement or the Notes, at any time by the Issuer with the consent of (a) the Servicer (who shall have no liability for consenting to or rejecting such Indenture Supplement, in the absence of its own gross negligence, bad faith, willful misconduct or fraudulent behavior) or (b) Noteholders representing more than 50% of the Class Principal Balance of each Class of Notes adversely affected thereby. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Unless the certificate of authentication hereon has been executed by the Note Registrar, by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or be valid for any purpose.

The registered Holder hereof, by its acceptance hereof, agrees that it will not have at any time recourse for payments hereunder against the Indenture Trustee, the Servicer or any Agents and Affiliates thereof.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS NOTE.

IN WITNESS WHEREOF, the Issuer has duly executed this Note.

LIGHTPATH FIBER ISSUER LLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1-L Notes referred to in the within-mentioned Indenture.

Dated: [●]

WILMINGTON TRUST, N.A., not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title: Authorized Officer

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(please print or typewrite name and address including postal zip code of assignee)

the Secured Fiber Network Revenue Notes and hereby authorize(s) the registration of transfer of such interest to assignee on the Note Register.

I (we) further direct the Note Registrar to issue a new Secured Fiber Network Revenue Notes of the same Class and Series evidencing a like aggregate Percentage Interest to the above named assignee and deliver such Secured Fiber Network Revenue Notes to the following address: ___________________________________________________________________________________________________

Dated: [●]

Signature by or on behalf of Assignor

Signature Guaranteed

PAYMENT INSTRUCTIONS

The Assignee should include the following for purposes of payment:

Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________________ for the account of ____________________________.

This information is provided by _________________, the Assignee named above, or _____________________, as its agent.